                                                                    EXHIBIT 10.1

                              Consent of Inclusion

I Jack Burke, Jr. hereby consent to the inclusion of the financial statements of American Independent Network, Inc. (the "Company") for the years ended December 31, 1997 and December 31, 1996 in the Pre-Effective Amendment No. 4 to the Registration Statement on Form 10-SB.


Dated: July 10, 1998                    /s/ Jack Burke, Jr.
                                        ---------------------------
                                        Jack Burke, Jr., C.P.A.